                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)                     May 1, 2006

                       EXCHANGE NATIONAL BANCSHARES, INC.
             (Exact name of registrant as specified in its charter)

            Missouri                       0-23636                43-1626350
(State or other jurisdiction of   (Commission File Number)     (I.R.S. Employer
         incorporation)                                      Identification No.)

132 East High Street, Jefferson City, Missouri                      65101
   (Address of principal executive offices)                       (Zip Code)

Registrant's telephone number, including area code (573) 761-6100

 ______________________________________________________________________________
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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SECTION 8.01 OTHER EVENTS

ITEM 8.01 OTHER EVENTS.

     On May 1, 2006, Exchange National Bancshares, Inc. issued a press release announcing 1st quarter 2006 earnings. The full text of the press release is furnished as an exhibit to this report on Form 8-K.

SECTION 9.01 FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

     (d)  Exhibits

Exhibit No.                               Description
-----------                               -----------
Exhibit 99    Exchange National Bancshares, Inc. press release dated May 1, 2006

                                      * * *


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        EXCHANGE NATIONAL BANCSHARES, INC.


Date: May 1, 2006
                                        By: /s/ James E. Smith
                                            ------------------------------------
                                            James E. Smith
                                            Chairman and CEO


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                                  EXHIBIT INDEX

Exhibit No.                               Description
-----------                               -----------
Exhibit 99    Exchange National Bancshares, Inc. press release dated May 1, 2006.


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